UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) –April 26, 2018

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c), (e) Appointment of Brian T. Nicholson as Chief Financial Officer

On April 27, 2018, the Board of Directors of each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay, the “Company”) announced that Brian T. Nicholson will be appointed to serve as the next Chief Financial Officer of both companies prior to their May 16, 2018 annual meetings of shareholders.

Mr. Nicholson, 48, returns to the Company after serving in executive roles with multi-unit, consumer-facing companies over the past three years. Since 2016, he has served as Chief Financial Officer for The Fresh Market, Inc., a specialty food retailer with over 175 stores, where he also served as Interim Chief Executive Officer from June 2017 to September 2017. From 2015 to 2016, Mr. Nicholson was the Executive Vice President and Chief Financial Officer for Driven Brands, Inc., a private equity-owned multi-brand automotive company with both franchised and company-owned businesses including Meineke Car Care, Maaco, 1-800 Radiator, CARSTAR, and Take 5 Oil Change. From 2012 to 2015, Mr. Nicholson was the Vice President of Financial Planning & Analysis for the Company, a period that included the Company’s initial public offering. He previously served in finance, strategy, and consulting roles for The Fresh Market, Inc. and ScottMadden, Inc.

In connection with Mr. Nicholson’s hiring as the Company’s Chief Financial Officer, the Company and Mr. Nicholson entered into a letter agreement, dated April 26, 2018. The letter agreement provides that Mr. Nicholson will be entitled to an initial annual base salary of $460,000 and eligible to earn a target annual bonus of $460,000 (with any bonus earned in 2018 prorated according to Mr. Nicholson’s date of hire) in accordance with the terms of the Extended Stay America, Inc. Annual Incentive Plan. Mr. Nicholson will receive a sign-on equity award consisting of 15,000 restricted stock units, which restricted stock units will vest in thirds on the next three anniversaries of the date of grant, as well as a one-time payment of $40,000 which will be payable in the first pay period following 30 days of employment. Pursuant to the letter agreement, Mr. Nicholson will be eligible to participate in the Company’s annual equity program, with an award under the program for 2019, subject to the approval of the Compensation Committee of the Board of Directors of each of Extended Stay and ESH REIT, of $460,000. Mr. Nicholson will also be eligible to participate in the Company’s Executive Severance Plan in accordance with its terms, which include one year of base salary and target annual bonus upon a qualifying termination of employment. The foregoing description is qualified in its entirety by reference to the full text of the letter agreement between the Company and Mr. Nicholson, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Nicholson and any other person pursuant to which Mr. Nicholson was hired as Chief Financial Officer of the Company. Mr. Nicholson has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between Mr. Nicholson and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

The Company and Mr. Nicholson will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-190052) and is incorporated herein by reference.

A copy of the press release announcing Mr. Nicholson’s appointment is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

On April 27, 2018, the Company issued a press release regarding the leadership transition discussed above in Item 5.02. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1†	Letter Agreement by and between Extended Stay America, Inc. and Brian T. Nicholson, dated April 26, 2018.

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 27, 2018.

†	Management contract or compensatory plan or arrangement.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1†	Letter Agreement by and between Extended Stay America, Inc. and Brian T. Nicholson, dated April 26, 2018.

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 27, 2018.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: April 27, 2018	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: April 27, 2018	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel